UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024

SPYRE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

IL-23 (SPY003) License Agreement – Paragon Therapeutics, Inc.

On October 11, 2024, Spyre Therapeutics, Inc., a Delaware corporation (the “Company”), and Paragon Therapeutics, Inc., a Delaware corporation (“Paragon”), entered into a license agreement (the “SPY003 License Agreement”), pursuant to which Paragon granted the Company a royalty-bearing, world-wide, exclusive license to develop, manufacture, commercialize or otherwise exploit certain antibodies and products targeting IL-23 in the field of irritable bowel disease (“IBD”).

Under the terms of the SPY003 License Agreement, the Company is obligated to pay Paragon up to $22.0 million based on specific development, regulatory and clinical milestones for the first Company product to reach such milestones, including a $1.5 million fee for nomination of a development candidate, as applicable, and a further milestone payment of $2.5 million upon the first dosing of a human patient in a Phase 1 trial. In addition, the following summarizes other key terms of the SPY003 License Agreement:

•	Paragon will provide the Company with an exclusive license in the field of IBD to its patents covering the related antibody, the method of use and its method of manufacture.

•	Paragon will not conduct any new campaigns that generate anti-IL-23 monospecific antibodies in the field of IBD for at least 5 years.

•	The Company will pay Paragon a low single-digit percentage royalty for single antibody products and a mid single-digit percentage royalty for products containing more than one antibody from Paragon.

•	There is a royalty step-down of 1/3rd if there is no Paragon patent in effect during the royalty term.

•

The royalty term ends on the later of (i) the last-to-expire licensed patent or Company patent directed to the manufacture, use or sale of a licensed antibody in the country at issue or (ii) 12 years from the date of first sale of a Company product.

•	Agreement may be terminated on 60 days’ notice by the Company; on material breach without cure; and to the extent permitted by law, on a party’s insolvency or bankruptcy.

Amended and Restated Biologics Master Services Agreement – WuXi Biologics (Hong Kong) Limited

In April 2023, Paragon and WuXi Biologics (Hong Kong) Limited (“WuXi Biologics”) entered into a biologics master services agreement (the “Original MSA”), which was subsequently novated to the Company by Paragon on September 19, 2023 pursuant to a novation agreement (the “Novation Agreement”) among the Company, Paragon and WuXi Biologics.

On October 14, 2024, the Original MSA was amended and restated by WuXi Biologics and the Company (the “A&R MSA”). Among other things, the A&R MSA added a termination provision that allows the A&R MSA to be terminated, in whole or in part, by the Company in the event that any law is enacted that has, or could be reasonably expected to have, a material adverse effect on the Company or any product of the Company that is the subject of the A&R MSA, in each case, as a result of WuXi Biologics providing services under the A&R MSA or the Company being a party to the A&R MSA. The A&R MSA also incorporated certain technology transfer, discount and priority in access obligations for WuXi Biologics.

Amended and Restated Cell Line License Agreement – WuXi Biologics (Hong Kong) Limited

In April 2023, Paragon and WuXi Biologics entered into a cell line license agreement (the “Original CLLA”), which was subsequently novated to the Company by Paragon pursuant to the Novation Agreement.

On October 14, 2024, the Original CLLA was amended and restated by WuXi Biologics and the Company (the “A&R CLLA”). Among other things, the A&R CLLA added terms that permit the royalties owed under the A&R CLLA to be bought out on a product-by-product basis for a lump-sum payment and certain financial terms to address risks related to potential changes in or new applicable laws.

The foregoing are brief descriptions of the terms and conditions of the SPY003 License Agreement and amendments to the Original MSA and Original CLLA that are detailed in the A&R MSA and the A&R CLLA, respectively, that are material to Company and do not purport to be complete. Each description is each qualified in its entirety by reference to the complete text of the SPY003 License Agreement, the A&R MSA and the A&R CLLA, respectively, copies of which are attached hereto, with confidential terms redacted, as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 7.01	Regulation FD Disclosure

On October 14, 2024, the Company issued a press release announcing the expected acceleration of its SPY003 product candidate clinical timelines and presentations of preclinical data for each of its product candidates and combinations of SPY003 with either SPY001 or SPY002.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On October 14, 2024, the Company posted an updated corporate presentation (the “Corporate Presentation”) on its website. The Corporate Presentation includes, without limitation, updates for its anti-α4b7 antibody research program, SPY001, its anti-TL1A antibody research program, SPY002, its anti-IL-23 antibody research program, SPY003, and therapeutic combinations of the foregoing. A copy of the Corporate Presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	IL-23 (SPY003) License Agreement, dated October 11, 2024, by and between the Company and Paragon Therapeutics, Inc.

10.2	Amended and Restated Biologics Master Services Agreement, dated October 14, 2024, by and between the Company and WuXi Biologics (Hong Kong) Limited.

10.3	Amended and Restated Cell Line License Agreement, dated October 14, 2024, by and between the Company and WuXi Biologics (Hong Kong) Limited.

99.1	Press Release of the Company, dated October 14, 2024

99.2	Corporate Presentation (October 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date: October 15, 2024	By:	/s/ Cameron Turtle
Cameron Turtle Chief Executive Officer